UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

January 3, 2019

Date of Report (Date of earliest event reported)

PACIFIC BIOSCIENCES OF CALIFORNIA, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34899	16-1590339
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1305 O’Brien Drive

Menlo Park, California 94025

(Address of principal executive offices, including zip code)

(650) 521-8000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

☐	Emerging growth company

☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 8.01	Other Events.

On November 1, 2018, Pacific Biosciences of California, Inc. (the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Illumina, Inc. (“Illumina”) and FC Ops Corp., a wholly owned subsidiary of Illumina (“Merger Subsidiary”). The Merger Agreement provides that, subject to the terms and conditions set forth therein, Merger Subsidiary will merge with and into the Company (the “Merger”), with the Company surviving the Merger and becoming a wholly owned subsidiary of Illumina.

Consummation of the Merger is subject to certain conditions, including the expiration or termination of any waiting periods applicable to the consummation of the Merger under the United States Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and clearance under the antitrust laws of certain non-United States jurisdictions.

Each of the Company and Illumina have received a request for additional information and documentary material, commonly referred to as a “second request,” from the United States Federal Trade Commission (the “FTC”) in connection with the Merger. The FTC’s “second request” has the effect of extending the waiting period applicable to the consummation of the Merger until the 30th day after substantial compliance by the Company and Illumina with the “second request,” unless the waiting period is extended voluntarily by the parties or terminated sooner by the FTC. The Company and Illumina continue to expect the Merger to be completed in mid-2019.

Legal Notice Regarding Forward-Looking Statements

All statements in this Form 8-K that are not historical are forward-looking statements, including, among other things, statements relating to the expected timing for the consummation of the Merger. You should not place undue reliance on forward-looking statements because they involve known and unknown risks, uncertainties, changes in circumstances and other factors that are, in some cases, beyond the Company’s control and could cause actual results to differ materially from the information expressed or implied by forward-looking statements made in this Form 8-K. Factors that could materially affect actual results can be found in the Company’s most recent filings with the Securities and Exchange Commission, including the Company’s most recent reports on Forms 8-K, 10-K and 10-Q, and include those listed under the caption “Risk Factors.” The Company undertakes no obligation to revise or update information in this Form 8-K to reflect events or circumstances in the future, even if new information becomes available.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: January 3, 2019	PACIFIC BIOSCIENCES OF CALIFORNIA, INC.

	By:	/s/ Stephen M. Moore
		Name:	Stephen M. Moore
		Title:	Vice President, General Counsel and Corporate Secretary